UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 10, 2004

(Date of earliest event reported)

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

(Exact name of registrant as specified in its charter)

Washington

000-13468

91-1069248

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

1015 Third Avenue, 12th Floor, Seattle, Washington		98104
(Address of principal executive offices)		(Zip Code)

(206) 674-3400
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 12.  Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On February 10, 2004, Expeditors International of Washington, Inc., a Washington corporation, issued a press release announcing fourth quarter 2003 financial results.  A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

February 10, 2004	/s/ PETER J. ROSE
Peter J. Rose, Chairman and Chief Executive Officer

February 10, 2004	/s/ R. JORDAN GATES
R. Jordan Gates, Executive Vice President- Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Expeditors International of Washington, Inc., dated February 10, 2004, reporting fourth quarter 2003 financial results.